                                                                    EXHIBIT 8(B)




     THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAYBE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY 55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. [ ]                                                         CUSIP No.    [ ]

Number of Treasury Units, Series B  [ ]

                            Treasury Units, Series B

     This Treasury Units, Series B Certificate ("Treasury Units Certificate") certifies that Cede & Co. is the registered Holder of the number of Treasury Units, Series B ("Treasury Units") set forth above (or such other number as is set forth in Schedule of Increases or Decreases in Global Certificate annexed hereto). Each Treasury Unit represents (i) a 1/40, or 2.5 %, undivided beneficial ownership interest in a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Duke Energy Corporation, a North Carolina corporation (the "Company," which term, as used herein, includes its successors pursuant to the Purchase Contract Agreement). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

     Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury Units.

     The Pledge Agreement provides that all payments of principal of any Treasury Securities received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of any principal payments with respect to any Treasury Securities that have been released from the Pledge pursuant to the Pledge Agreement, to the

Holders of the applicable Treasury Units to the accounts designated by the Holders by a prior written notice for such purpose no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of the principal of any pledged Treasury Securities, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Treasury Units of which such pledged Treasury Securities are a part under the Purchase Contracts forming a part of such Treasury Units or by wire transfer to the account designated by such Person by a prior written notice.

     Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on [ ] , 2004 (the "Purchase Contract Settlement Date"), at a price equal to $25 (the "Stated Amount"), a number of newly issued shares of Common Stock, no par value ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Treasury Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the Proceeds from the Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

     The Company shall pay on each Payment Date in respect of each Purchase Contract forming part of a Treasury Unit evidenced hereby an amount (the "Contract Adjustment Payments") equal to [ ] % per annum of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments, if any, shall be payable to the Person in whose name this Treasury Units Certificate (or a Predecessor Treasury Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

     Contract Adjustment Payments, if any, will be payable at the Corporate Trust Office of the Agent and at the New York Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Treasury Units Register or by wire transfer to the account designated by such Person by a prior written notice.

     Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Treasury Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     DUKE ENERGY CORPORATION


                                     By:
                                        ----------------------------------------
                                         Name:  [ ]
                                         Title: [ ]


                                     By:
                                        ----------------------------------------
                                         Name   [ ]
                                         Title: [ ]

                                     HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)


                                     By: THE CHASE MANHATTAN BANK,
                                         Not individually but solely as
                                         attorney-in-fact of such Holder


                                     By:
                                        ----------------------------------------
                                         Authorized Officer

Dated:  November [ ], 2001

                      AGENT'S CERTIFICATE OF AUTHENTICATION

     This is one of the Treasury Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                     By: THE CHASE MANHATTAN BANK,
                                         as Purchase Contract Agent


                                     By:
                                        ----------------------------------------
                                         Authorized Officer

Dated: November [ ], 2001

     Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of November [ ], 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and The Chase Manhattan Bank, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Treasury Units Certificates are, and are to be, executed and delivered. In the case of any inconsistency between this Certificate and the terms of the Purchase Contract Agreement, the terms of the Purchase Contract Agreement shall prevail.

     Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Purchase Price, a number of newly issued shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event or an Early Settlement with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $ [ ] (the "Threshold Appreciation Price"), [ ] shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $ [ ], the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $ [ ] , [ ] shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

     Each Purchase Contract evidenced hereby which is settled through Early Settlement shall obligate the Holder of the related Treasury Units to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate.

     The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date or, for purposes of determining cash payable in lieu of fractional shares in connection with an Early Settlement, the third Trading Day immediately preceding the relevant Early Settlement Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on The New York Stock Exchange, Inc. (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, the last sale price on and as reported by the Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading

Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

     In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting either an Early Settlement of each such Purchase Contract or by applying a principal amount of the pledged Treasury Securities underlying such Holder's Treasury Units equal to the Stated Amount to the purchase of the Common Stock. A Holder of Treasury Units who does not elect, on or prior to 5:00 p.m., New York City time, on the second Business Day immediately preceding the Purchase Contract Settlement Date, to make an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract by applying a principal amount of the pledged Treasury Securities as aforesaid.

     The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

     The Treasury Units Certificates are issuable only in registered form and only in denominations of a single Treasury Unit and any integral multiple thereof. The transfer of any Treasury Units Certificate will be registered and Treasury Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for Treasury Securities, thereby recreating Corporate Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Units remains in effect, such Treasury Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Units in respect of the Treasury Security and the Purchase Contract constituting such Treasury Units may be transferred and exchanged only as Treasury Units. A Holder of Treasury Units may recreate Corporate Units by delivering to the Collateral Agent Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with an aggregate principal amount, in the case of such Senior Notes, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the pledged Treasury Securities in exchange for the release of such pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Security for which such pledged Senior Notes or appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, secures the

Holder's obligation under the Purchase Contract shall be referred to as a "Corporate Unit." A Holder may make such a substitution only in integral multiples of 40 Treasury Units for 40 Corporate Units; provided, however, that if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Corporate Units, a Holder may make such substitution only in integral multiples of [ ] Treasury Units for
[ ] Corporate Units. Such substitution may cause the equivalent aggregate Stated Amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate Stated Amount outstanding under this Treasury Units Certificate shall not exceed $ [ ] . All such adjustments to the equivalent aggregate Stated Amount of this Treasury Units Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

     A Holder of a Corporate Unit may create a Treasury Unit by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount of the pledged Senior Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in exchange for the release of such pledged Senior Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such creation of a Treasury Units may be effected only in multiples of 40 Corporate Units for 40 Treasury Units; provided, however, if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the Corporate Unit, a Holder may make such Collateral Substitution only in integral multiples of [ ] Corporate Units for [ ] Treasury Units.

     Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Purchase Contract to the Person in whose name the Treasury Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the Corporate Trust Office of the Agent and the New York Office or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Treasury Units Register or by wire transfer to the account designated by such Person by a prior written notice.

     The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments, if any, otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments, if any, so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of [ ] % per annum (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments, if any, may be deferred to a date that is after the Purchase Contract Settlement Date and no such deferral period may end other than on a Payment Date.

     In the event that the Company elects to defer the payment of Contract Adjustment Payments, if any, on the Purchase Contracts until a Payment Date prior to the Purchase Contract Settlement Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

     In the event that the Company elects to defer the payment of Contract Adjustment Payments, if any, on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Treasury Units Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Treasury Units Certificate divided by (y) the Applicable Market Value.

     In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, if any, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock other than: (i) purchases, redemptions or acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date of such event; (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; (iv) dividends or distributions in capital stock of the Company (or rights to acquire capital stock) or repurchases, acquisitions or redemptions of capital stock in connection with the issuance or exchange of capital stock (or securities convertible into or exchangeable for shares of our capital stock); (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future); or (vi) mandatory sinking fund payments with respect to any series of preferred stock or preferred stock A of the Company; provided that the aggregate stated value of all such series outstanding at the time of such payment does not exceed 5% of the aggregate of (l) the total principal amount of all then outstanding bonds or other securities representing secured indebtedness issued or assumed by the Company and (2) the Company's capital and surplus to be stated on the Company's books of account after giving effect to such payment; provided however that any moneys deposited into any sinking fund and not in violation of this clause (vi) may thereafter be applied to the purchase or redemption of such preferred stock or preferred stock A in accordance with the terms of such sinking fund without regard to the foregoing restrictions.

     The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, and the rights and obligations of Holders to purchase Common

Stock shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Treasury Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

     Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holders thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury Units Certificate, the Holder of this Treasury Units Certificate shall deliver this Treasury Units Certificate to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the Company in an amount (the "Early Settlement Amount") equal to (i) the product of
(A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Purchase Contracts; provided that no payment shall be required pursuant to clause (ii) of this sentence if the Company shall have elected to defer the Contract Adjustment Payments which would otherwise be payable on such Payment Date. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the pledged Treasury Securities underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Units as to which Early Settlement is effected equal to the Early Settlement Rate; provided, however, that upon the Early Settlement of the Purchase Contracts, the Holder of such related Securities will forfeit the right to receive any Deferred Contract Adjustment Payments and any future Contract Adjustment Payments, except to the extent that the Early Settlement Date is after the close of business on a Record Date and prior to the opening of business on the corresponding Payment Date. The Early Settlement Rate shall initially be equal to [ ] shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

     Upon registration of transfer of this Treasury Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement) under the terms of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts evidenced by this Treasury Units

Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

     The Holder of this Treasury Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Units evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Units Certificate pursuant to the Pledge Agreement and to all other provisions of the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, Proceeds of the pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such Proceeds.

     Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts then outstanding.

     The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Treasury Units Certificate is registered as the owner of the Treasury Units evidenced hereby for the purpose of receiving payments on the Treasury Securities, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                              as tenants in common

UNIF GIFT MIN ACT -                                Custodian
                                     --------------          ------------
                                     (cust)                       (minor)

                                     Under Uniform Gifts to Minors Act


                                     ---------------------------------
                                                 (State)

TEN ENT -                            as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                    -----------------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
(Please insert Social Security, or Taxpayer I.D. or other Identifying Number of Assignee)
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Treasury Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Treasury Units Certificates on the books of Duke Energy Corporation with full power of substitution in the premises.


Dated:
      -------------                  ------------------------------------------
                                     Signature

                                     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury Units Certificates in every particular, without alteration or enlargement or any change whatsoever.


Signature Guarantee:
                     -----------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             SETTLEMENT INSTRUCTIONS

     The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
      -------------                  -------------------------------------------
                                     Signature
                                     Signature Guarantee:
                                                         -----------------------
                                     (if assigned to another person)

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

If shares are to be registered in the name of and delivered to a Person other than the Holder please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


--------------------------------------------------------------------------------
                                      Name


--------------------------------------------------------------------------------
                                    Address


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REGISTERED HOLDER

Please print name and address of Registered Holder:


--------------------------------------------------------------------------------
                                      Name


--------------------------------------------------------------------------------
                                    Address


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Social Security or other
Taxpayer Identification
Number, if any
                         -------------------------------------------------------

                            ELECTION TO SETTLE EARLY

     The undersigned Holder of this Treasury Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Units evidenced by this Treasury Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Units Certificate representing any Treasury Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
      -------------                  ------------------------------------------
                                     Signature

Signature Guarantee
(if assigned to another person):
                                 -----------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Treasury Units Certificates are to be registered in the name of and delivered to, and pledged Treasury Securities are to be transferred to, a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature:


--------------------------------------------------------------------------------
                                      Name


--------------------------------------------------------------------------------
                                    Address


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REGISTERED HOLDER

Please print name and address of Registered Holder:


--------------------------------------------------------------------------------
                                      Name


--------------------------------------------------------------------------------
                                    Address


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Social Security or other
Taxpayer Identification
Number, if any
                         -------------------------------------------------------

Transfer Instructions for pledged Treasury Securities Transferable Upon Early Settlement or a Termination Event:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

     The following increases or decreases in this Global Certificate have been made:

===================================================================================================================
                  Amount of decrease      Amount of increase         Stated Amount of this          Signature of
                  in Stated Amount of     in Stated Amount of         Global Certificate         authorized officer
                      the Global              the Global          following such decrease or        of Purchase
     Date             Certificate             Certificate                 increase                 Contract Agent
-------------------------------------------------------------------------------------------------------------------

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